                               STOCKHOLDER'S AGREEMENT

         Stockholder's Agreement (the "Agreement"), dated as of the ____ day of _______________, 19__, between Gulfstream Aerospace Corporation (formerly known as Gulfstream Holdings Corp.), a Delaware corporation (the "Company"), and _______________ (the "Stockholder"), who was granted the right and option (the "Option") to purchase shares of Series A-1 Common Stock, par value $.01 per share, of the Company (the "Common Stock") pursuant to the terms and conditions of a Stock Option Agreement, dated as of ___________, 199_ (the "Option Agreement").

         WHEREAS, the Stockholder was at the time of the grant of the Option a member of the Board of Directors of the Company;

         WHEREAS, Gulfstream Partners, a New York limited partnership ("Gulfstream Partners"), Gulfstream Partners II, L.P., a New York limited partnership ("Gulfstream Partners II"), and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV, a New York limited partnership ("MBO-IV") (Gulfstream Partners, Gulfstream Partners II and MBO-IV, together with any other partnership which is an affiliate of Forstmann Little & Co. which is or shall become a stockholder of the Company, are hereafter individually and collectively referred to as the "FL & Co. Companies") have purchased shares of capital stock of the Company;

         WHEREAS, the Option Agreement requires the Stockholder to enter into this Stockholder's Agreement upon the exercise of the Option;

         WHEREAS, the Stockholder wishes to exercise the Option to purchase shares of Common Stock; and

         WHEREAS, the Stockholder and the Company wish to provide for certain arrangements with respect to the Stockholder's rights to hold and dispose of the shares of Common Stock acquired by the Stockholder upon the exercise of the Option.

         NOW, THEREFORE, the parties hereto agree as follows:

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         1.   PURCHASE AND SALE OF COMMON STOCK.

              The Stockholder hereby elects to exercise the Option in respect of the shares of Common Stock set forth in Annex I. Accompanying this Agreement is a certified or bank check or a wire transfer of immediately available funds in the amount of $________ representing the full purchase price for the shares of Common Stock in respect of which the Option is being exercised. The Company shall promptly issue and deliver to the Stockholder stock certificates representing the shares of Common Stock in respect of which the Option is being exercised and shall enter the name of the Stockholder as a stockholder of record of such shares on the books of the Company.

         2.   RESTRICTIONS ON DISPOSITION OF COMMON STOCK.

              2.1. NO SALE OR TRANSFER. The Stockholder shall not sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any shares of Common Stock acquired hereunder or hereafter, or grant any option or right to purchase such shares or any legal or beneficial interest therein, except in accordance with the provisions of this Agreement.

              2.2. PERMITTED TRANSFERS. The Stockholder may dispose of shares of Common Stock acquired hereunder or hereafter, or grant any option or right to purchase such shares or any legal or beneficial interest therein, to:

                   (a) any spouse, parent, child, brother or sister of the Stockholder, or any issue of the foregoing (as used in this Section 2.2, issue shall include persons legally adopted into the line of descent), or

                   (b) a trust solely for the benefit of the Stockholder or any spouse, parent, child, brother or sister of the Stockholder, or for the benefit of any issue of the foregoing, or

                   (c) any corporation or partnership which is controlled by the Stockholder, or by any spouse, parent, child, brother or sister of the Stockholder, or by any issue of the foregoing

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(each such person being referred to herein as a "permitted transferee"), and a permitted transferee may transfer any shares of Common Stock which such permitted transferee acquires, or grant an option or right to purchase the shares or a legal or beneficial interest therein, to another permitted transferee or back to the Stockholder; provided, that prior to the transfer to a permitted transferee hereunder, the permitted transferee (which, in the case of a trust, shall include each person having authority to sell or dispose of the shares of Common Stock proposed to be transferred to the trust) shall agree in writing to be bound by all the terms of this Agreement applicable to the Stockholder or a permitted transferee as if the permitted transferee originally had been a party to this Agreement; and provided, further, that all of the stockholders of any permitted transferee that is a corporation and all of the general partners of any permitted transferee that is a partnership shall agree in writing not to transfer any shares they then own or may thereafter acquire in the corporate permitted transferee or any partnership interest they then own or may thereafter acquire in the partnership permitted transferee, except to a person described in paragraph (a), (b) or (c) above, so long as the corporate or partnership permitted transferee shall own any shares of Common Stock. For purposes hereof, a "Permitted Transferee" means a permitted transferee who holds shares of Common Stock.

              2.3. PARTICIPATION IN SALE OF COMMON STOCK. The Stockholder and any Permitted Transferee, at such person's option, may participate proportionately (and the FL & Co. Companies shall allow such persons to participate proportionately) in any sale of all or a portion of the shares of Common Stock owned by any of the FL & Co. Companies to any person who is not a partner or affiliate of any of the FL & Co. Companies (a "Third Party"), by selling to the Third Party the same percentage of such person's shares of Common Stock as the FL & Co. Companies propose to sell to the Third Party of the aggregate shares of Common Stock owned by all of the FL & Co. Companies. The FL & Co. Companies proposing to sell their Common Stock shall notify the Stockholder in writing of their intention to effect a sale to a Third Party, the identity of the Third Party and the nature and per share amount of consideration to be paid by such Third Party, at least ten days before the closing of any such proposed sale of Common Stock. Any sale of shares of Common Stock by the Stockholder or Permitted Transferee pursuant to this Section 2.3 shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale of shares of Common Stock owned by the FL & Co. Companies. If the Stockholder or any Permitted Transferee elects to sell any shares of Common Stock pursuant to this Section 2.3, such person shall pay a proportionate share of any of the expenses and shall be responsible for a proportionate share of any liabilities and obligations (including liabilities and obligations for indemnification and for post-closing purchase price adjustments) (collectively, "Expenses of Sale") incurred by the selling stockholders in connection with such sale that are not paid by the Company.

              2.4. PUBLIC OFFERING OF COMMON STOCK. The Stockholder and any Permitted Transferee, at such person's option, may participate proportionately (and the FL & Co. Companies shall allow such persons to participate proportionately) in any public offering of all or a portion of the shares of Common Stock owned by the FL & Co. Companies, by selling in the public offering the same percentage of such person's shares of Common Stock as the FL & Co. Companies propose to sell in the public offering of the aggregate shares of Common Stock owned by all of the FL & Co. Companies. The Company, at the request of the Stockholder or a Permitted Transferee, shall cause such person's portion of the shares to be included in the offering. If the Stockholder or any Permitted Transferee elects to sell any shares of Common Stock pursuant to this
Section 2.4, such person shall pay a proportionate share of all Expenses of Sale incurred by the selling stockholders in connection with such public offering that are not paid by the Company, including indemnifying the underwriters, on a proportionate basis, to the same extent as the FL & Co. Companies are required to indemnify such underwriters.

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              2.5. SALE OF ALL COMMON STOCK BY THE FL & CO. COMPANIES.
Notwithstanding any other provision of this Agreement, if the FL & Co. Companies shall propose to sell or exchange (in a business combination or otherwise) all of their shares of Common Stock and other shares of capital stock of the Company in a bona fide arm's-length transaction, the FL & Co. Companies, at their option, may require that the Stockholder and any Permitted Transferee sell all of their shares of Common Stock in the same transaction and, if stockholder approval of the transaction is required, that each such person vote such person's shares in favor thereof. In calculating the aggregate consideration paid with respect to the Common Stock, the Board of Directors of the Company, in good faith, shall determine the fair market value of all property (other than cash) received in the sale or exchange and its determination shall be final and binding on the holders of Common Stock. The Stockholder and any Permitted Transferee shall pay their proportionate share of all Expenses of Sale incurred by the selling stockholders in connection with such sale that are not paid by the Company.

              2.6. TERMINATION OF RESTRICTIONS AND RIGHTS. Notwithstanding any other provision of this Agreement, but subject to the restrictions of the federal and any applicable state securities laws, including the restrictions in this Agreement relating thereto, after one or more public offerings which result in the shares of Common Stock owned by the FL & Co. Companies immediately thereafter constituting, in the aggregate, less than 25% of the then outstanding voting power of the Company, any and all shares of Common Stock owned by the Stockholder or any Permitted Transferee may be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of, and the Stockholder or any Permitted Transferee may grant any option or right to purchase, or may continue to hold, such shares or any legal or beneficial interest therein, free of the restrictions and rights contained in this Agreement.

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         3.   STOCK CERTIFICATE LEGEND AND INVESTMENT REPRESENTATIONS.

              3.1. All certificates representing shares of Common Stock acquired hereunder or hereafter by the Stockholder or any Permitted Transferee (unless registered under the Securities Act of 1933, as amended (the "Act")) shall bear the following legend:


              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any securities regulatory authority of any state, and may not be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of except in accordance with the provisions of a Stockholder's Agreement with the Company, a copy of which agreement is available for inspection at the offices of the Company."

              3.2. The Stockholder represents and warrants that: (a) the Stockholder understands that (i) the offer and sale of shares of Common Stock in accordance with this Agreement have not been and will not be registered under the Act, and it is the intention of the parties hereto that the offer and sale of the securities be exempt from registration under the Act and the rules promulgated thereunder by the Securities and Exchange Commission; and (ii) the shares cannot be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of unless they are registered under the Act or an exemption from registration is available; (b) the Stockholder is acquiring the shares of Common Stock to be acquired hereunder for investment for the Stockholder's own account and not with a view to the distribution thereof; (c) the Stockholder will not, directly or indirectly, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any shares of Common Stock acquired hereunder or hereafter except in accordance with this Agreement; (d) the Stockholder has, or the Stockholder together with the Stockholder's advisors, if any, have, such knowledge and experience in financial and business matters that the Stockholder is, or the Stockholder together with the Stockholder's advisors, if any, are, and will be capable of evaluating the merits and risks relating to the Stockholder's purchase of shares of Common Stock under this Agreement; (e) the Stockholder has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the Stockholder's investment in the Common Stock; (f) the Stockholder is able to bear the economic risk of a total loss of the Stockholder's investment in the Company; and (g) the Stockholder has adequate means of providing for the Stockholder's current needs and foreseeable personal contingencies and has no need for the Stockholder's investment in the Common Stock to be liquid.

         4.   MISCELLANEOUS.

              4.1. CERTAIN DEFINITIONS.

                   (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, where the sense so indicates, words of the neuter gender may refer to any gender.

                   (b) The term "affiliate" of any person shall mean any person that, directly or indirectly, controls, is controlled by, or is under common control with, the person of which it is an affiliate.

                   (c) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                   (d) There shall be included within the term "Company" any successor to Gulfstream Aerospace Corporation by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                   (e) There shall be included within the term "Common Stock" any Common Stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of the Company or otherwise.

                   (f) All references herein to "Stockholder" or "Permitted Transferee" shall be deemed to include references to the guardian, executor, administrator or other legal representative of the Stockholder or Permitted Transferee, if any, unless the context otherwise requires.

              4.2. DISTRIBUTIONS. In the event of any dividend, distribution or exchange paid or made in respect of the Common Stock consisting of securities (the "Affiliate Securities") of any affiliate of the Company (the "Affiliate"), the restrictions and rights with respect to transferability of the Common Stock that are contained in Article 2 hereof shall be applicable to the Affiliate Securities without further action of the parties (with the references to Common Stock being deemed references to the Affiliate Securities and the references to the Company being deemed references to the Affiliate).

              4.3. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              4.4. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

              4.5. SPECIFIC PERFORMANCE. The parties hereto acknowledge that there will be no adequate remedy at law for a violation of any of the provisions of this Agreement and that, in addition to any other remedies which may be available, all of the provisions of this Agreement shall be specifically enforceable in accordance with their terms.

              4.6. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible.

              4.7. NOTICES. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

                   (a)  If to the Company, to it:

                        c/o  Forstmann Little & Co.
                        767 Fifth Avenue, 44th Floor
                        New York, New York  10153
                        Attention:  Ms. Sandra J. Horbach



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

                        with a copy to:

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York  10004
                        Attention:  Robert C. Schwenkel, Esq.

                   (b) If to the Stockholder or a Permitted Transferee, to such person at the address as reflected in the stock records of the Company.

              4.8. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

              4.9. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

              4.10.HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

              4.11. ENTIRE AGREEMENT. This Agreement and the Option Agreement constitute the entire agreement and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                       GULFSTREAM AEROSPACE CORPORATION

                                       By:___________________________________


                                       _____________________________________
                                       Stockholder

The undersigned hereby agree to be bound by the provisions of Sections 2.3 and
2.4 of the foregoing Stockholder's Agreement.

              GULFSTREAM PARTNERS

              By FLC XXI Partnership, as General Partner


                   By _____________________________________________
                                                  , General Partner


              GULFSTREAM PARTNERS II, L.P.

              By FLC XXIV Partnership, as General Partner


                   By _____________________________________________
                                                  , General Partner


              FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND
                   EQUITY MANAGEMENT BUYOUT PARTNERSHIP - IV

              By FLC Partnership, as General Partner


                   By _____________________________________________
                                                 , General Partner

              (IF THE STOCKHOLDER RESIDES IN A COMMUNITY PROPERTY STATE)

    The undersigned acknowledges that the undersigned has read the foregoing Agreement, including the schedule thereto, between Gulfstream Aerospace Corporation and the undersigned's spouse, and the Stock Option Agreement, understands that such agreement and option agreement provide for the undersigned's spouse to purchase shares of Series A-1 Common Stock, which shares are subject to certain restrictions reflected in such agreement and option agreement, and agrees to be bound by the foregoing agreement and option agreement.



                                            ----------------------------------
                                            Stockholder's Spouse

                                       ANNEX I


                             Number of Shares In      Cumulative Number Of
                             Respect Of Which Option  Shares Subject To The
                             Is Being Exercised On    Stockholder's Agreement
                             The Date Hereof          On The Date Hereof
                              ----------------------   ------------------------


Date: